Exhibit 99.1

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (this “Agreement”) dated as of April 1, 2025, is made by and among GameSquare Holdings, Inc., a Delaware corporation (“GameSquare”), FaZe Media Holdings, LLC, a Delaware limited liability company (“GameSquare SPV” together with GameSquare, the “GameSquare Parties” and each a “GameSquare Party”) and Gigamoon Media, LLC, a Delaware limited liability company (“Gigamoon”). Each of the GameSquare Parties and Gigamoon are referred to herein as a “Party” and collectively, the “Parties”. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Note (as defined below) unless otherwise indicated herein.

RECITALS

A.	Gigamoon is the record and actual holder of that certain Senior Secured Convertible Promissory Note dated as of December 16, 2024, in the principal amount of Ten Million Dollars ($10,000,000.00), made by the GameSquare Parties in favor of Gigamoon (as amended, the “Note”);

B.	Pursuant to Section 3(a)(ii) of the Note, from and after December 31, 2025 (the “Exercise Date”) Gigamoon has the right to exchange the Note for 5,725,000 shares (the “FaZe Media Shares”) of Series A-1 Preferred Stock, $0.0001 par value per share of FaZe Media, Inc., a Delaware corporation (“FaZe Media”), held by GameSquare SPV, plus payment of all accrued but unpaid interest pursuant to Section 2 of the Note;

C.	The Parties desire to accelerate the effectiveness of the exchange and the Exercise Date to be the date hereof, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the terms and subject to the conditions in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Exchange; Closing and Related Deliveries.

1.1 Exchange Commitments. On the Closing Date (as defined below), (a) in satisfaction of the obligations outstanding under the Note, GameSquare SPV shall transfer to Gigamoon the FaZe Media Shares and issue 87,946 shares (the “GameSquare Interest Shares”) of common stock, $0.0001 par value per share of GameSquare (“GameSquare Common Stock”), determined in accordance with Section 2(b) of the Note, and the GameSquare Parties shall deliver each of the deliverables set forth in Section 2.3 and, in exchange, (b) Gigamoon shall surrender the Note to the GameSquare Parties and deliver each other deliverable set forth in Section 2.2. The actions described in subparts (a) and (b), collectively, are referred to as the “Exchange”.

1.2 Effect of Exchange. Upon the Closing (as defined below), except as otherwise set forth in this Agreement, the Note will represent solely the right to receive the FaZe Media Shares and the GameSquare Interest Shares.

2. Closing and Related Deliveries.

2.1 Closing. The completion of the Exchange (the “Closing”), shall take place on the date hereof (the “Closing Date”) remotely via the delivery and exchange of documents and signatures.

2.2 Gigamoon Deliveries. At or immediately prior to the Closing, Gigamoon shall deliver or cause to be delivered to the GameSquare Parties:

(a) the original executed Note;

(b) the First Amended and Restated License Agreement, in the form mutually agreed among the Parties (the “License Agreement”), duly executed by FaZe Media;

(c) the Amended and Restated Master Services Agreement, in the form mutually agreed among the Parties (the “MSA”), duly executed by FaZe Media; and

(d) UCC-3 termination statements to release liens against the GameSquare Parties held by Gigamoon in respect of the FaZe Media Shares, which Gigamoon shall file promptly following the Closing.

2.3 GameSquare Parties Deliveries. At or immediately prior to the Closing, the GameSquare Parties shall deliver or cause to be delivered to Gigamoon:

(a) evidence of the transfer of the FaZe Media Shares to Gigamoon;

(b) evidence of the issuance of the GameSquare Interest Shares to Gigamoon;

(c) the License Agreement, duly executed by GameSquare;

(d) the MSA, duly executed by GameSquare; and

(e) a letter evidencing the termination of certain agreements and rights of the GameSquare Parties, in form and substance satisfactory to Gigamoon, in its sole discretion, duly executed by the GameSquare Parties.

3. Representations and Warranties of Gigamoon. Gigamoon hereby represents and warrants to the GameSquare Parties as of the date hereof as follows:

3.1 Complete Ownership. Gigamoon is the sole record and beneficial owner of the Note, free and clear of any and all liens or restrictions on transfer.

3.2 Organization. Gigamoon is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used operated and conducted.

3.3 Authorization; Enforcement. (a) Gigamoon has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby, and to surrender the Note and acquire the Securities in accordance with the terms hereof; (b) the execution, delivery and performance of the Agreement by Gigamoon and the consummation by it of the transactions contemplated hereby have been duly authorized by all required parties and no further consent or authorization of Gigamoon, its governing body or its members is required; (c) the Agreement has been duly executed and delivered by Gigamoon; and (d) assuming the valid and binding execution of the Agreement by the GameSquare Parties and compliance with the terms of the Agreement by the GameSquare Parties, the Agreement constitutes a legal, valid and binding obligation of Gigamoon enforceable against Gigamoon by the GameSquare Parties in accordance with their respective terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

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3.4 Advisors. Gigamoon has been advised to seek financial, legal and tax counsel concerning the transactions contemplated by this Agreement and Gigamoon has obtained, to the extent Gigamoon deems necessary, Gigamoon’s own personal professional advice with respect to the risks inherent in an investment in the Securities, and the suitability of the investment in the Securities in light of Gigamoon’s financial condition and investment goals.

3.5 Information and Sophistication. Gigamoon and its advisors, if any, have been furnished with all materials relating to the GameSquare Parties, that have been requested by Gigamoon or its advisors, if any, including information regarding the current financial condition of the GameSquare Parties, as well as any information requested to verify this information, to the extent reasonably available. Gigamoon and its advisors, if any, have been afforded the opportunity to ask questions of, and receive answers from, the GameSquare Parties concerning the business, management and financial affairs of the GameSquare Parties and the terms and conditions of the Exchange. Gigamoon acknowledges and understands that an investment in the Securities involves a significant degree of risk, including the risks reflected in the SEC Documents (as defined below). Gigamoon is experienced and knowledgeable in financial and business matters, is capable of evaluating the merits and risks of investing in the Securities, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks who Gigamoon intends to use in connection with a decision as to whether to acquire the Securities.

3.6 Investment Purpose. Gigamoon is acquiring the Securities for investment for Gigamoon’s own account and without any view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

3.7 Suitability.

(a) Gigamoon is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act.

(b) Gigamoon has such income and such assets that Gigamoon is able to bear the economic risks of acquiring the Securities.

(c) Gigamoon is not subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) (each, a “Disqualification Event”) promulgated under the Securities Act, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

3.8 No Registration. Gigamoon understands that the Securities have not been registered under the Securities Act or applicable state securities laws, and will be issued in reliance on exemptions from registration under the Securities Act and applicable state securities laws. Neither the GameSquare Parties nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

3.9 Restrictions on Transfer. Gigamoon is fully informed and aware of the circumstances under which the Securities must be held and the restrictions upon the resale of the Securities under the Securities Act and any applicable state securities laws. In this connection, Gigamoon understands that the Securities may not be resold unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration is available, that the availability of an exemption may depend on factors over which Gigamoon has no control, and that unless so registered or exempt from registration the Securities may be required to be held for an indefinite period.

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3.10 Legal Proceedings. There are no legal proceedings pending or, to Gigamoon’s knowledge, threatened in writing, against or affecting Gigamoon or Gigamoon’s respective assets, at law or in equity, by or before any governmental authority, or by or on behalf of any third party, which, if adversely determined, would impair Gigamoon’s ability to enter into this Agreement or consummate the transactions contemplated by this Agreement.

4. Representations and Warranties of the GameSquare Parties. Each of the GameSquare Parties hereby represents and warrants to Gigamoon as of the date hereof as follows:

4.1 Organization and Qualification. Each of the GameSquare Parties is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full power and authority (corporate and other) to own, lease, use and operate its properties, if any, and to carry on its business as and where now owned, leased, used, operated and conducted. Each of the GameSquare Parties is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary.

4.2 Authorization; Enforcement.

(a) Each of the GameSquare Parties has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement, to consummate the transactions contemplated hereby and to transfer the FaZe Media Shares and issue the GameSquare Interest Shares, in accordance with the terms hereof.

(b) The execution, delivery and performance of this Agreement by each of the GameSquare Parties and the consummation by it of the transactions contemplated hereby (including, without limitation, the transfer of the FaZe Media Shares and the issuance of the GameSquare Interest Shares in accordance with the GameSquare Parties’ organizational documents, this Agreement and each other applicable agreement the GameSquare Parties are party to) have been duly authorized by each GameSquare Parties governing body and no further consent or authorization of the GameSquare Parties, their respective governing body or their stockholders or members is required.

(c) This Agreement has been duly executed and delivered by each of the GameSquare Parties.

(d) Assuming the valid and binding execution of this Agreement by Gigamoon and compliance with the terms of this Agreement by Gigamoon, this Agreement constitutes a legal, valid and binding obligation of each of the GameSquare Parties enforceable against each of the GameSquare Parties by Gigamoon in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting the rights of creditors generally and the application of general principles of equity.

4.3 Title to FaZe Media Shares. As of the Closing, GameSquare SPV owns good, valid and marketable title to the FaZe Media Shares, free and clear of any and all liens, claims and encumbrances (other than restrictions on transfer under applicable securities laws and the “A-1 Call Right” (as defined in the Secondary Preferred Stock Purchase Agreement, date as of June 17, 2024, by and among GameSquare SPV, M40A3 LLC and, solely for the purposes set forth therein, Gigamoon and FaZe Media)) and upon delivery of the FaZe Media Shares to Gigamoon at the Closing, the entire legal and beneficial interest of the FaZe Media Shares, and good, valid and marketable title to the FaZe Media Shares, free and clear of all liens, claims and encumbrances (other than restrictions on transfer under applicable securities laws and the A-1 Call Right), shall pass to Gigamoon. Other than this Agreement and the A-1 Call Right, there are no outstanding contracts, commitments, understandings, arrangements or restrictions (other than applicable federal and state securities laws) to which either GameSquare Party is a party or by which it is bound relating to the Securities.

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4.4 Issuance of GameSquare Interest Shares. The GameSquare Interest Shares have been duly authorized and, upon issuance in accordance with the terms of this Agreement, shall be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and charges with respect to the issuance thereof. The GameSquare Interest Shares will be issued in compliance with all applicable federal and state securities laws. The GameSquare Interest Shares constitute all of the shares of GameSquare Common Stock due to Gigamoon in respect of accrued interest under the Note.

4.5 No Conflicts; No Violation.

(a) The execution, delivery and performance of this Agreement by each of the GameSquare Parties, and the consummation by each of the GameSquare Parties of the transactions contemplated hereby (including, without limitation, the transfer of the FaZe Media Shares and the issuance of the GameSquare Interest Shares) do not (i) conflict with or result in a violation of any provision of the GameSquare Parties’ organizational documents, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provision), acceleration or cancellation of, any agreement, indenture or instrument to which each of the GameSquare Parties is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and regulations of any self-regulatory organizations to which each of the GameSquare Parties or its securities are subject) applicable to the GameSquare Parties or by which any property or asset of each of the GameSquare Parties is bound or affected.

(b) Each of the GameSquare Parties is not in violation of its certificate of formation or incorporation, as applicable, bylaws, operating agreement or limited liability company agreement, as applicable, or other organizational documents and each of the GameSquare Parties is not in default (and no event has occurred which with notice or lapse of time or both could put each of the GameSquare Parties in default) under, and each of the GameSquare Parties has not taken any action or failed to take any action that (and no event has occurred which, without notice or lapse of time or both) would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which each of the GameSquare Parties is a party or by which any property or assets of each of the GameSquare Parties is bound or affected.

(c) Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws or any listing agreement with any securities exchange or automated quotation system, each of the GameSquare Parties is not required to obtain any consent, authorization or order of (other than those obtained on or prior to the date hereof), or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof, or to transfer the FaZe Media Shares or issue the GameSquare Interest Shares in accordance with the terms hereof.

4.6 Brokers and Finders. Neither of the GameSquare Parties has retained, utilized or been represented by, or otherwise become obligated to, any broker, placement agent, financial advisor or finder in connection with the transactions contemplated by this Agreement.

4.7 Compliance with Applicable Law. Each of the GameSquare Parties has complied in all respects with, and is not in default or violation in any respect of, any law, statute, order, rule, regulation, policy or guideline of any federal, state or local or international government entity having jurisdiction or otherwise applicable to the GameSquare Parties.

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4.8 Legal Proceedings. There are no legal proceedings pending or, to either of the GameSquare Parties’ knowledge, threatened in writing, against or affecting the GameSquare Parties’ respective assets (including the FaZe Media Shares), at law or in equity, by or before any governmental authority, or by or on behalf of any third party, which, if adversely determined, would impair the GameSquare Parties’ ability to enter into this Agreement or consummate the transactions contemplated by this Agreement. No event has occurred, and no claim, dispute or other condition or circumstance exists, that will, or could reasonably be expected to, give rise to or serve as a basis for the commencement of any legal proceeding that is of a type described in the preceding sentence.

4.9 SEC Documents. Since January 1, 2019, GameSquare has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof being referred to herein as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than SEC Documents that have been amended as of the date hereof.

4.10 Independent Investigation; Limitation of Liability.

(a) The GameSquare Parties acknowledge and agree that no person acting on behalf of Gigamoon, FaZe Media or any of their respective affiliates have made, and neither of the GameSquare Parties nor any of their respective affiliates has been induced by and has not relied upon, any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding FaZe Media’s businesses or assets, except as expressly set forth in Section 3 of this Agreement, whether or not such representations, warranties, statements or other information were made in writing or orally. The GameSquare Parties further agree that no person will have or be subject to any liability to the GameSquare Parties or any other person resulting from the distribution or use by the GameSquare Parties or any of their respective affiliates, of any such information, and any legal opinions, memoranda, summaries or any other information, document or material made available to the GameSquare Parties or their respective affiliates in certain “data rooms,” management presentations or any other form otherwise provided in connection with the ownership or operation of FaZe Media or in expectation of the transactions contemplated hereby.

(b) The GameSquare Parties are knowledgeable about the industries in which FaZe Media operates and are capable of evaluating the merits and risks of the transactions contemplated hereby.

(c) In connection with the GameSquare Parties’ ownership, operation and independent investigation of FaZe Media’s businesses and assets, the GameSquare Parties have received from or on behalf of FaZe Media, certain projections, including projected statements of operating revenues and income from operations of FaZe Media and certain business plan information of FaZe Media. The GameSquare Parties acknowledge that there are uncertainties inherent in attempting to make such estimates, projections, and other forecasts and plans, that there are no assurances that any projected or forecasted results will be achieved, and that the GameSquare Parties shall have no claim against FaZe Media or any other person, including, without limitation, Gigamoon, with respect thereto. Accordingly, the GameSquare Parties acknowledge and agree that neither Gigamoon nor FaZe Media make any representation or warranty whatsoever with respect to such estimates, projections, and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections, and forecasts).

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(d) THE GAMESQUARE PARTIES ACKNOWLEDGE AND AGREE THAT, OTHER THAN THE REPRESENTATIONS EXPRESSLY SET FORTH IN SECTION 3 OF THIS AGREEMENT, EACH OF GIGAMOON AND FAZE MEDIA MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE BUSINESS OF FAZE MEDIA OR THE TRANSACTIONS CONTEMPLATED HEREBY.

5. Covenants.

5.1 Release. Each of the GameSquare Parties, on behalf of itself and its past and present directors, officers, employees, agents, equityholders, partners, insurers, affiliates, successors, assigns and other representatives (collectively, the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases and forever discharges, Gigamoon, FaZe Media and their respective directors, officers, employees, agents, equityholders, partners, insurers, affiliates (excluding, for the avoidance of doubt, the Releasing Parties) (collectively, the “Releasees”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which the Releasing Parties may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the Closing Date (any of the foregoing, a “Claim” and collectively, the “Claims”). Each of the GameSquare Parties, on behalf of itself and each of the other Releasing Parties, expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 5.1. Furthermore, each of the GameSquare Parties, on behalf of itself and the other Releasing Parties, hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 5.1. Each of the Releasing Parties understands, acknowledges and agrees that its release set forth in this Section 5.1 may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each of the GameSquare Parties represents and warrants that, to the GameSquare Party’s knowledge, no Releasing Party currently has any claim against the Releasees.

5.2 Waivers.

(a) Each of GameSquare SPV and Gigamoon hereby waives its “Right of First Refusal” and “Right of Co-Sale” (as each is defined in the Stockholders’ Agreement) with respect to the transactions contemplated under this Agreement, including the Exchange.

(b) The GameSquare Parties hereby waive any and all rights to receive notices and any applicable waiting periods pursuant to the Note in connection with the transactions contemplated by this Agreement, including, without limitation, the GameSquare Parties rights to receive a written election notice from Gigamoon of its intention to elect to make the Exchange pursuant to Section 3.

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5.3 Confidentiality.

(a) Unless otherwise required by applicable law, from and after the date hereof, the GameSquare Parties shall, and shall use commercially reasonable efforts to cause their respective directors, officers, employees, agents, equityholders, partners, insurers, affiliates and successors and assigns to (collectively, the “Agents”), keep confidential and not reveal, report, publish, disclose or transfer to any person, any and all confidential or proprietary information, whether written or oral, concerning the Company, Gigamoon and the business and affairs of the Company, including this Agreement or any of the terms contained herein, know how, Trade Secrets, customer lists, details of customer or consultant contracts, pricing policies, operational methods and marketing plans or strategies, and any information disclosed to the Company by third parties to the extent that the Company has an obligation of confidentiality in connection therewith, other than to its Agents who have a need to know such information (the “Confidential Information”), except to the extent that such Confidential Information (i) is known or available through lawful sources not bound by a confidentiality obligation, directly or indirectly, with any other person or otherwise prohibited from disclosing such information; (ii) is or becomes publicly known or generally known through no fault of such disclosing Party or its Agents; (iii) is required to be disclosed pursuant to applicable law, including securities laws of any jurisdiction and rules and regulations of any applicable stock exchange (in which event such person shall comply with the terms of Section 5.3(b)); or (iv) is disclosed in connection with such Party’s performance, enforcement and/or defense of any rights or obligations under this Agreement or in connection with the transactions contemplated hereby.

(b) In the event that a GameSquare Party or any of its Agents is requested pursuant to or required by applicable law (including by deposition, interrogatories, subpoenas, civil investigative demand or similar process), in connection with any claim, to disclose any Confidential Information, such GameSquare Party or Agent, to the extent permitted by applicable law, shall give Gigamoon prompt written notice of such request or requirement so that Gigamoon may seek an appropriate protective order or other remedy or waive compliance with the provisions of Section 5.3(a), and will reasonably cooperate with Gigamoon to obtain such protective order upon its request and at Gigamoon’s sole expense.

6. Indemnification.

6.1 Indemnification by the GameSquare Parties. In consideration of Gigamoon’s execution and delivery of this Agreement and its acquisition of the Securities hereunder, and in addition to all of the GameSquare Parties’ other obligations under this Agreement, the GameSquare Parties shall, jointly and severally, indemnify, defend and hold harmless Gigamoon, FaZe Media and their respective directors, officers, employees, agents, equityholders, partners, insurers, affiliates, successors, assigns and other representatives (excluding, for the avoidance of doubt, the GameSquare Parties) (each, a “Gigamoon Indemnitee” and collectively, the “Gigamoon Indemnitees”) from and against, and shall compensate and reimburse each of the Gigamoon Indemnitees for, any and all Damages (as defined below), including reasonable attorneys’ fees, which are incurred by any of the Gigamoon Indemnitees or to which any of the Gigamoon Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and which arise directly or indirectly from: (a) any breach of the representations and warranties of the GameSquare Parties set forth in this Agreement, (b) any breach of the covenants or agreements of the GameSquare Parties in this Agreement, (c) any legal proceeding, claim, dispute or demand made or brought by any director, officer, employee, independent contractor, agent, equityholder, partner or insurer of the GameSquare Parties relating to this Agreement or the transactions contemplated hereby, (d) the conduct of the GameSquare Parties’ ownership, use, condition or possession of the Securities, or ownership, use, condition, possession or operation any of the GameSquare Parties’ other assets, and (e) the status of Gigamoon as an investor in FaZe Media to the extent such status arises from actions or inaction by the GameSquare Parties in violation of law.

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6.2 Indemnification by Gigamoon. Gigamoon shall indemnify, defend and hold harmless the GameSquare Parties and their respective directors, officers, employees, agents, equityholders, partners, insurers, affiliates, successors, assigns and other representatives (each a “GameSquare Party Indemnitee” and collectively, the “GameSquare Party Indemnitees” and, together with the Gigamoon Indemnitees, the “Indemnitees”) from and against, and shall compensate and reimburse each of the GameSquare Party Indemnitees for, any and all Damages, including reasonable attorneys’ fees, which are incurred by any of the GameSquare Party Indemnitees or to which any of the GameSquare Party Indemnitees may otherwise become subject at any time (regardless of whether or not such Damages relate to any third party claim) and which arise directly or indirectly from: (a) any breach of the representations and warranties of Gigamoon set forth in this Agreement, (b) any breach of the covenants or agreements of Gigamoon in this Agreement and (c) any legal proceeding, claim, dispute or demand made or brought by any director, officer, employee, independent contractor, agent, equityholder, partner or insurer of Gigamoon relating to this Agreement or the transactions contemplated hereby.

“Damages” means and includes any loss, damage, injury, liability (including indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under generally accepted accounting principles), claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge, cost or expense.

7. Miscellaneous.

7.1 Governing Law. This Agreement and the rights and obligations of the Parties shall, in all respects, be governed by, and construed in accordance with, the laws (excluding the principles of conflict of laws) of the State of Delaware (the “Governing Jurisdiction”), including all matters of construction, validity and performance.

7.2 Jurisdiction; Venue; Service.

(a) The GameSquare Parties hereby irrevocably consent to the non-exclusive personal jurisdiction of the state courts of the Governing Jurisdiction and, if a basis for federal jurisdiction exists, the non-exclusive personal jurisdiction of any United States District Court for the Governing Jurisdiction.

(b) The GameSquare Parties agree that venue shall be proper in any court of the Governing Jurisdiction selected by Gigamoon or, if a basis for federal jurisdiction exists, in any United States District Court in the Governing Jurisdiction. The GameSquare Parties waive any right to object to the maintenance of any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, in any of the state or federal courts of the Governing Jurisdiction on the basis of improper venue or inconvenience of forum.

(c) Any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or tort or otherwise, brought by the GameSquare Parties against Gigamoon arising out of or based upon this Agreement or any matter relating to this Agreement or any contemplated transaction, shall be brought in a court only in the Governing Jurisdiction. The GameSquare Parties shall not file any counterclaim against Gigamoon in any suit, claim, action, litigation or proceeding brought by Gigamoon against the GameSquare Parties in a jurisdiction outside of the Governing Jurisdiction unless under the rules of the court in which Gigamoon brought such suit, claim, action, litigation or proceeding the counterclaim is mandatory, and not permissive, and would be considered waived unless filed as a counterclaim in the suit, claim, action, litigation or proceeding instituted by Gigamoon against the GameSquare Parties. The GameSquare Parties agree that any forum outside the Governing Jurisdiction is an inconvenient forum and that any suit, claim, action, litigation or proceeding brought by the GameSquare Parties against Gigamoon in any court outside the Governing Jurisdiction should be dismissed or transferred to a court located in the Governing Jurisdiction. Furthermore, the GameSquare Parties irrevocably and unconditionally agree that they will not bring or commence any suit, claim, action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against Gigamoon arising out of or based upon this Agreement or any matter relating to this Agreement or any contemplated transaction, in any forum other than the courts of the Governing Jurisdiction sitting in New Castle County, and the United States District Court of the Governing Jurisdiction, and any appellate court from any thereof, and each of the Parties irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such suit, claim, action, litigation or proceeding may be heard and determined in such state court or, to the fullest extent permitted by applicable law, in such federal court. The Parties agree that a final judgment in any such suit, claim, action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(d) The Parties irrevocably consent to the service of process out of any of the aforementioned courts in any such suit, claim, action, litigation or proceeding by the mailing of copies thereof by registered or certified mail postage prepaid, to it at the address provided for notices under Section 7.9, such service to become effective thirty (30) days after the date of mailing.

(e) Nothing herein shall affect the right of Gigamoon to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against the GameSquare Parties or any other person in the Governing Jurisdiction or in any other jurisdiction.

7.3 THE PARTIES MUTUALLY WAIVE ALL RIGHT TO TRIAL BY JURY OF ALL CLAIMS OF ANY KIND ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY MATTER RELATING TO THIS AGREEMENT OR ANY CONTEMPLATED TRANSACTION. THE PARTIES ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND THAT THE PARTIES EACH MAKE THIS WAIVER VOLUNTARILY AND KNOWINGLY AFTER CONSULTATION WITH COUNSEL OF THEIR RESPECTIVE CHOICE. THE PARTIES AGREE THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION, WITHOUT A JURY.

7.4 Counterparts; Signatures by Electronic Mail. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

7.5 Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and do not affect its interpretation.

7.6 Severability. If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision will be deemed modified in order to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law will not affect the validity or enforceability of any other provision hereof.

7.7 Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement supersedes all prior agreements and understandings among the Parties with respect to the subject matter hereof.

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7.8 Consents, Waivers and Amendments. The provisions of this Agreement may only be amended, modified, supplemented or waived upon the prior written notice of Gigamoon and the GameSquare Parties.

7.9 Notices. Any notices required or permitted to be given under the terms of this Agreement must be sent by certified or registered mail (return receipt requested), delivered personally or by courier (including a recognized overnight delivery service), or by electronic mail and shall be effective five (5) days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally, by courier (including a recognized overnight delivery service) or by electronic mail, in each case addressed to a party. The addresses for such communications are:

If to the GameSquare Parties:

GameSquare Holdings, Inc.
6775 Cowboys Way, Suite 1335
Frisco, TX 75034
Attention: Justin Kenna, CEO
Email: justin@gamesquare.com

with a copy (which shall not constitute notice) to:

BakerHostetler LLP
1900 Avenue of the Starts, Suite 2700
Los Angeles, CA 90067
Attention: Alan A. Lanis, Jr.
Email: jrlanis@bakerlaw.com

If to Gigamoon:

Gigamoon Media, LLC
45 Leicester Street
Brookline, MA 02445
Attention: Matthew Kalish, Manager
Email: mkalish1029@gmail.com

with a copy (which shall not constitute notice) to:

Pillsbury Winthrop Shaw Pittman LLP
31 W 52nd Street
New York, NY 10019
Attention: Stephen B. Amdur
Email: stephen.amdur@pillsburylaw.com

Each party shall provide written notice to the other parties of any change in its address.

7.10 Successors and Assigns. This Agreement is binding upon and will inure to the benefit of the Parties and their respective successors and permitted assigns. No Party may assign this Agreement; provided that a Party may assign this Agreement at any time in connection with a sale or acquisition of such Party, whether by merger, consolidation, sale of all or substantially all of such Party’s assets, or similar transaction, without the consent of the other Parties if the successor or acquirer agrees in writing to assume all of such Party’s rights and obligations under this Agreement; provided, further that Gigamoon may assign this Agreement to any of its affiliates at any time without the written consent of the GameSquare Parties.

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7.11 No Third-Party Beneficiaries. Except for the Releasees in Section 5.1 and Pillsbury in Section 7.16, this Agreement is intended for the benefit of the Parties and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

7.12 Survival. Unless otherwise set forth in this Agreement, the representations, warranties, covenants and agreements of the Parties contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing, and will in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of any Party.

7.13 Further Assurances. Each Party will do and perform, or cause to be done and performed, all such further acts and things, and will execute and deliver all other agreements, certificates, instruments and documents, as another Party may reasonably request, in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

7.14 No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any Party.

7.15 Equitable Relief. Each party recognizes that, if it fails to perform or discharge any of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the other parties. Each of the parties therefore agrees that the other parties are entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

7.16 Waiver of Conflicts. Each Party acknowledges that Pillsbury Winthrop Shaw Pittman LLP (“Pillsbury”), counsel for Gigamoon, may have in the past performed, and may continue to or in the future perform, legal services for FaZe Media in matters that are similar, but not substantially related, to the transactions described in this Agreement, including the representation of FaZe Media in venture capital financings, general corporate matters and other matters. Accordingly, each Party hereby acknowledges that (a) they have had an opportunity to ask for information relevant to this disclosure, and (b) Pillsbury represents only Gigamoon with respect to the Agreement and the transactions contemplated hereby. The Parties give their informed consent to Pillsbury’s representation of FaZe Media in matters not substantially related to this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the date hereof.

GAMESQUARE HOLDINGS, INC.

By:
Name:	Justin Kenna
Title:	Chief Executive Officer

FAZE MEDIA HOLDINGS, LLC

By:
Name:	Justin Kenna
Title:	President

GIGAMOON MEDIA, LLC

By:
Name:	Matthew Kalish
Title:	Manager

Signature Page to Exchange Agreement